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                                                                    EXHIBIT 12.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of TELE SUDESTE CELULAR PARTICIPACOES S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Francisco Jose Azevedo Padinha, acting Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 30, 2004

By:   /s/ Francisco Jose Azevedo Padinha
      ---------------------------------------
      Name:  Francisco Jose Azevedo Padinha
      Title:   Acting Chief Executive Officer